SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2005

MICRONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17966	22-2063614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Hampshire Drive

Hudson, NH 03051

(Address of principal executive offices, including zip code)

(603) 883-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by Micronetics, Inc. (“Micronetics”) with the Securities and Exchange Commission on June 16, 2005 to include the historical financial statements of Stealth Microwave, Inc. (“Stealth”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Micronetics’ acquisition of Stealth.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Stealth as of and for the years ended December 31, 2003 and 2004 with the report of independent auditors are included as Exhibit 99.1 of this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited balance sheet of Stealth as of March 31, 2005 and 2004, the unaudited statements of operations and cash flows for the three months ended March 31, 2005 and 2004 are included as Exhibit 99.2 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of financial position as of March 31, 2005 and the unaudited pro forma combined statements of operations for the year ended March 31, 2005, and the notes to the unaudited pro forma combined financial statements are included as Exhibit 99.3 of this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
2.1	Stock Purchase Agreement among Micronetics, Inc., and the Stockholders of Stealth Microwave, Inc., dated June 10, 2005 (incorporated by reference to Exhibit 2.1 to Micronetics, Inc.’s Current Report on Form 8-K filed on June 16, 2005).

23	Consent of Rosenberg Rich Baker Berman & Company

99.1	Financial Statements of Stealth Microwave, Inc. as of the years ended December 31, 2003 and 2004.

99.2	Unaudited Financial Statements of Stealth Microwave, Inc. as of March 31, 2005 and 2004 and for the three months ended March 31, 2005 and 2004.

99.3	Unaudited Pro Forma Combined Statement of Financial Position as of March 31, 2005 and the Unaudited Pro Forma Combined Statements of Operations for the year ended March 31, 2005, and the Notes to the Unaudited Pro Forma Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONETICS, INC.
(Registrant)

By:	/s/ DAVID ROBBINS
David Robbins
President

Date: August 26, 2005